UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2012

PORTSMOUTH SQUARE, INC.

(Exact name of registrant as specified in its charter)

California	0-4057	94-1674111
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10940 Wilshire Blvd., Suite 2150, Los Angeles, CA	90024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 889-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 10, 2012, Portsmouth Square, Inc. issued a press release announcing that its Board of Directors declared a special cash dividend of $0.25 per common share, payable on December 28, 2012 to shareholders of record as of December 21, 2012. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Text of Press Release, dated December 10, 2012 of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PORTSMOUTH SQUARE, INC.

Dated: December 10, 2012	By:	/s/ Michael G. Zybala
Michael G. Zybala, Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Portsmouth Square, Inc. Press Release December 10, 2012